                                                                   Exhibit 10.23
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                       TRANCHE I STOCK OPTION AGREEMENT
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          TRANCHE I STOCK OPTION AGREEMENT (this "Agreement") dated as of
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_________ __, 1999, by and between ChipPAC, Inc., a California corporation (the "Company") and _________ ("Director").
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          Pursuant to the Company's 1999 Stock Purchase and Option Plan (the "Plan"), a copy of which is attached hereto as Exhibit A, the Company and
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Director desire to enter into an agreement pursuant to which the Company shall grant to Director certain options to acquire certain shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common"), which
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will be referred to herein as the "Tranche I Option."  The Tranche I Option is
                                   ----------------
sometimes hereinafter referred to individually as an "Option" and collectively
                                                      ------
as the "Options."  The Company's Class L Common Stock, par value $.01 per share
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and the Class A Common are collectively referred to herein as the "Common
                                                                   ------
Stock." All of such shares of Common Stock issuable upon the exercise of any portion of the Options and all shares of the Company's capital stock hereafter acquired by Director are referred to herein as "Director Stock."
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          The parties hereto agree as follows:

                               OPTION PROVISIONS

          1.   Representations and Warranties.
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          (a) In connection with the grant of the Options hereunder, Director represents and warrants to the Company that:

               (i) The Director Stock which may be acquired by Director pursuant to this Agreement will be acquired for Director's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "1933 Act"), or any applicable
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     state securities laws, and the Director Stock will not be disposed of in contravention of the 1933 Act or any applicable state securities laws.

               (ii) This Agreement constitutes the legal, valid and binding obligation of Director, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Director does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Director is a party or any judgment, order or decree to which Director is subject.

               (iii) Director has consulted, or has had an opportunity to consult with, independent legal counsel regarding his or her rights and obligations under this Agreement and he or she fully understands the terms and conditions contained herein.

          (b)  Acknowledgment.  As an inducement to the Company to grant the
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Option to Director, and as a condition thereto, Director acknowledges and agrees that:

               (i) the Company will have no duty or obligation to disclose to Director, and Director will have no right to be advised of, any material information regarding the Company or its Subsidiaries at any time prior to, upon or in connection with the repurchase of Director Stock upon the termination of Director's service with the board of directors of the Company or its Subsidiaries or as otherwise provided hereunder; and

               (ii) neither the issuance of the Director Stock to Director nor any provision contained herein shall entitle Director to remain a member of the board of directors of the Company or its Subsidiaries.

          (c)  Plan Acknowledgment.  The Company and Director acknowledge and
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agree that this Agreement has been executed and delivered, and the Director Stock which may be issued hereunder will be issued, in connection with and as part of the compensation and incentive arrangements between the Company and Director. The grant of the Options hereunder is pursuant to, and subject to all the terms and conditions of the Plan, attached hereto as Exhibit A.
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          2.   Stock Options.
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          (a)  Definitions. The following terms are defined as follows:
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          "Independent Third Party" means any Person who, immediately prior to
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the contemplated transaction, does not own in excess of 10% of the Company's common stock on a fully diluted basis, who is not controlling, controlled by or under common control with any such 10% owner of the Company's common stock and who is not the spouse or descendant (by birth or adoption) of any such 10% owner of the Company's common stock.

          "Investors" means Bain Capital Fund VI, L.P., BCIP Associates II, BCIP
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Associates II-B, BCIP Associates II-C, BCIP Trust Associates II, BCIP Trust Associates II-B, PEP Investments Pty., Ltd., Randolph Street Partners 1998 DIF, LLC, Randolph Street Partners II and SXI Group LLC and any of their transferees.

          "Person" means an individual, a partnership, a joint venture, a
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corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Sale of the Company" means any transaction involving the Company and
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an Independent Third Party or affiliated group of Independent Third Parties pursuant to which such party or parties acquire (i) a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis (for purposes hereof "all or substantially all" shall have the meaning given such phrase in the Revised Model Business Corporation Act).

          (b)  Tranche I Option.
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          (i)  Tranche I Option Grant.  The Company hereby grants to Director,
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pursuant to the Plan, the Tranche I Option to purchase up to _________ shares of Class A Common ("Tranche I Option Shares"), at a price per share of $0.1111 (the
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"Tranche I Option Price").  The Tranche I Option Price and the number of Tranche
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I Option Shares will be equitably adjusted for any stock split, stock dividend, reclassification or recapitalization of the Company which occurs subsequent to the date of this Agreement. The Tranche I Option will expire on the close of business on the tenth anniversary of the date hereof (the "Expiration Date"),
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subject to earlier expiration as provided in Section 2(c) below. The Tranche I Option is intended to be an "incentive stock option" within the meaning of
Section 422A of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder (the "Code").
                                         ----

          (ii) Exercisability.  On each date set forth below the Tranche I
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Option will have vested and become exercisable with respect to the cumulative percentage of Tranche I Option Shares set forth opposite such date if Director is, and has been, continuously a member of the Company's board of directors from the date of this Agreement through such date:

                                    Cumulative Percentage
                                     of Tranche I Option
          Date                         Shares Vested
          ----                         -------------

     August 5, 2000                          20%
     August 5, 2001                          40%
     August 5, 2002                          70%
     August 5, 2003                         100%

; provided that, if Director's Termination Date (as defined in paragraph 3(b) hereof) occurs at any time after August 5, 2000 and prior to August 5, 2003, the cumulative percentage of Tranche I Option Shares to become vested shall be determined on a pro rata basis according to the number of fiscal quarters (i.e., fiscal quarters ending November 1, February 1, May 1 and August 1) elapsed since the prior annual vesting date and provided further, that upon any Change in Control (as defined below), so long as Director was a member of the Company's board of directors on the day immediately prior to such Change in Control, all of the Tranche I Options granted to Director shall become vested and immediately exercisable. For purposes hereof, a "Change in Control" shall be deemed to
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occur upon the first date that the Investors and their affiliates collectively cease to own at least 35% of the aggregate number of shares of common stock of the Company that they own on the date hereof (as adjusted for stock splits, stock dividends and recapitalization and for exchanges in connection with a merger, consolidation, reorganization or sale).

          (c)  Early Expiration of Options. Any portion of the Options that has
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not vested and become exercisable prior to the Termination Date (as defined in Section 3(b) below) will expire on the Termination Date and may not be exercised under any circumstance. Any portion of the Options that has vested and become exercisable prior to the Termination Date will expire on the earlier of

(i) 30 days after the Termination Date (provided that such period shall be extended to six (6) months after the Termination Date, in the event of Director's termination due to death or "disability" (as defined in Code Section 22(a)(3))) and (ii) the Expiration Date. Notwithstanding any provision in this Agreement to the contrary, any portion of the Options which has not been exercised prior to or in connection with a Sale of the Company shall expire upon the consummation of any such transaction.

          (d)  Procedure for Exercise.  At any time after all or any portion of
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the Options have become exercisable with respect to any Option Shares (as defined in Section 3(a) hereof) and prior to the Expiration Date (except as provided for in Section 2(c) above), Director may exercise all or a portion of the Options with respect to Option Shares vested pursuant to paragraph 2(b)(ii) above by delivering written notice of exercise to the Company, together with (i) a written acknowledgment that Director has read and has been afforded an opportunity to ask questions of management of the Company regarding all financial and other information provided to Director regarding the Company, (ii) an executed consent from Director's spouse (if any) in the form of Exhibit B
                                                                   ---------
attached hereto and (iii) payment in full by delivery of a certified bank check, wire transfer of immediately available funds or a personal check in the amount (the "Option Price") equal to the product of the Tranche I Option Price
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multiplied by the number of Tranche I Option Shares to be acquired. As a condition to any exercise of the Options, Director will permit the Company to deliver to him or her all financial and other information regarding the Company and its Subsidiaries which it believes necessary to enable Director to make an informed investment decision. If, at any time subsequent to the date Director exercises any portion of the Options and prior to the occurrence of a Termination Event (as defined in Section 3(g) hereof), Director becomes legally married (whether in the first instance or to a different spouse), Director shall cause Director's spouse to execute and deliver a consent in the form of Exhibit
                                                                        -------
B attached hereto.  Director's failure to deliver the Company an executed
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consent in the form of Exhibit B at any time when Director would otherwise be
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required to deliver such consent shall constitute Director's continuing representation and warranty that Director is not legally married as of such date.

          (e)  Securities Laws Restrictions.  Director represents that when
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Director exercises any of the Options he or she will be purchasing Option Shares for Director's own account and not on behalf of others. Director understands and acknowledges that federal and state securities laws govern and restrict Director's right to offer, sell or otherwise dispose of any Option Shares unless Director's offer, sale or other disposition thereof is registered under the 1933 Act and state securities laws or, in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration thereunder. Director agrees that he or she will not offer, sell or otherwise dispose of any Option Shares in any manner which would: (i) require the Company to file any registration statement (or similar filing under state law) with the Securities and Exchange Commission or to amend or supplement any such filing or (ii) violate or cause the Company to violate the 1933 Act, the rules and regulations promulgated thereunder or any other state or federal law. Director further understands that the certificates for any Option Shares which Director purchases will bear the legend set forth in paragraph 5 hereof or such other legends as the Company deems necessary or desirable in connection with the 1933 Act or other rules, regulations or laws.

          (f)  Non-Transferability of Options.  The Options are personal to
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Director and are not transferable by Director except by will or pursuant to the laws of descent or distribution. Only Director or his legal guardian or representative may exercise the Options.

          3.   Repurchase Option.
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          (a)  Definitions.  The following terms are defined as follows:
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          "Fair Market Value" of each share of Director Stock means the market
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value as determined in good faith by the Company's board of directors.

          "Option Shares" means the Tranche I Option Shares.  For purposes of
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this paragraph 3 and paragraph 4, Option Shares issued upon exercise of any Options will be deemed to be Director Stock.

          "Original Cost" of each share of Director Stock will be equal to the
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price paid by the Director for each share of Common Stock (as proportionally adjusted for all stock splits, stock dividends and other recapitalizations affecting the Common Stock subsequent to the date hereof).

          "Subsidiary" means any corporation of which shares of stock having a
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majority of the general voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through its Subsidiaries.

          (b)  Repurchase Option.  In the event that Director is no longer a
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member of the Company's board of directors for any reason (the date of such termination being referred to herein as the "Termination Date"), the Director
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Stock, whether held by Director or one or more transferees, will be subject to repurchase by the Company and the Investors (each of the aforementioned, solely at their option) pursuant to the terms and conditions set forth in this paragraph 3 (the "Repurchase Option").
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          (c)  Repurchase Price. If Director is no longer a member of the
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Company's board of directors for any reason, then on or after the Termination Date, the Company and the Investors may elect to purchase up to 50% of the Director Stock at a price per share equal to Fair Market Value (as of the Termination Date).

          (d)  Repurchase Procedures.  The Company may elect to exercise the
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right to purchase all or any portion of the shares of Director Stock pursuant to the Repurchase Option by delivering written notice (the "Repurchase Notice") to
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the holder or holders of the Director Stock within 45 days of the Termination Date (provided that such notice may be delivered in the case of any Director Stock issued after the Termination Date, within 45 days of the date any such Director Stock is issued). The Repurchase Notice will set forth the number of shares of Director Stock to be acquired from such holder(s), the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction. If any Director Stock is held by any transferees of Director, the Company shall purchase the shares elected to be purchased from such holder(s) of Director Stock, pro rata according to the number of shares of Director Stock held by such holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). If Director Stock of different classes is to be purchased by the Company and Director Stock is held by any transferees of Director, the number of shares of each class of Director Stock to be purchased will be allocated among such holders, pro rata according to the total number of shares of Director Stock to be purchased from such persons.

          (e)   Investor Rights.
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          (i) If for any reason the Company does not elect to purchase all of the Director Stock pursuant to the Repurchase Option prior to the last to occur of (i) the 45/th/ day following the Termination Date or (ii) the 45/th/ day following the date any Director Stock is issued, in the case of any Director Stock issued after the Termination Date, the Investors will be entitled to exercise the Repurchase Option, in the manner set forth in this paragraph 3, for the Director Stock the Company has not elected to purchase (the "Available
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Shares").  As soon as practicable, but in any event within thirty (30) days
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after the Company determines that there will be any Available Shares (and in no event later than the last to occur of (i) the 45/th/ day following the Termination Date or (ii) the 45/th/ day following the date any Director Stock is issued, in the case of any Director Stock issued after the Termination Date), the Company will deliver written notice (the "Option Notice") to the Investors
                                              -------------
setting forth the number of Available Shares and the price for each Available Share.

          (ii) Each of the Investors will initially be permitted to purchase its pro rata share (based upon the number of shares of Common Stock then held by such Investors) of the Available Shares. Each Investor may elect to purchase any number of the Available Shares (subject to the preceding sentence) by delivering written notice to the Company within 30 days after receipt of the Option Notice from the Company (such 30-day period being referred to herein as the "Election
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Period").
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          (iii) As soon as practicable but in any event within five (5) days after the expiration of the Election Period, the Company will, if necessary, notify the Investors electing to purchase Available Shares of any Available Shares which Investors have elected not to purchase and each of the electing Investors will be entitled to purchase the remaining Available Shares on the same terms as described above (the "Second Option Notice"); provided that if in
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the aggregate such Investors elect to purchase more than the remaining Available Shares, such remaining Available Shares purchased by each such Investor will be reduced on a pro rata basis based upon the number of shares of Common Stock then held by such Investors. Each Investor may elect to purchase any of the remaining Available Shares available to such Investor by delivering written notice to the Company within 5 days after the delivery of the Second Option Notice (with such 5-day period referred to herein as the "Second Election
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Period").
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          (iv) As soon as practicable but in any event within five days after the expiration of the Election Period or the Second Election Period (if any) the Company will, if necessary, notify the holder(s) of Director Stock as to the number of shares of Director Stock being purchased from the holder(s) by the Investors (the "Supplemental Repurchase Notice"). At the time the Company
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delivers a Supplemental Repurchase Notice to the holder(s) of Director Stock, the Company will also deliver to each electing Investor written notice setting forth the number of shares of Director Stock the Company and each Investor will acquire, the aggregate purchase price to be paid and the time and place of the closing of the transaction.

          (f)  Closing.  The closing of the transactions contemplated by this
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paragraph 3 will take place on the date designated by the Company in the Repurchase Notice or the Supplemental Repurchase Notice, as the case may be, which date will not be more than 90 days after the delivery of such notice. The Company and/or the Investors, as the case may be, will pay for the Director Stock to be purchased pursuant to the Repurchase Option by delivery of, in the case of each Investor, a check payable to the holder of such Director Stock, and in the case of the Company (i) first, by cancellation of any amounts due and owing under any promissory note issued by Director to the Company, (ii) second, by a check payable to the holder of such Director Stock up to the amount of the Original Cost therefor paid in cash by Director and (iii) a note or notes payable in one installment on the first anniversary of the closing of such purchase and bearing interest at a rate per annum equal to 8% (it being agreed that the Company may, in its sole discretion, elect to make any payment under this clause (iii) in cash), in any case in the aggregate amount of the purchase price for such shares. Any notes issued by the Company pursuant to this paragraph 3(f) shall be subject to any restrictive covenants to which the Company is subject at the time of such purchase. Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Director Stock by the Company will be subject to applicable restrictions contained in the California General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Director Stock hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions. The Company and/or the Investors, as the case may be, will receive customary repre sentations and warranties from each seller regarding the sale of the Director Stock, including, but not limited to, the representation that such seller has good and marketable title to the Director Stock to be transferred free and clear of all liens, claims and other encumbrances.

          (g)  Termination of Repurchase Option.  The provisions of this
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paragraph 3 will terminate upon the first to occur of (i) a Sale of the Company and (ii) the first date subsequent to the date that the Company sells any shares of its common stock pursuant to a registration statement filed under the 1933 Act (collectively, a "Termination Event").
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          4.   Restrictions on Transfer.
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          (a)  Transfer of Director Stock.  Director will not sell, pledge or
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otherwise transfer any interest in any shares of Director Stock, except pursuant to the provisions of paragraphs 3, 4(b), 7 or 8 hereof.

          (b)  Certain Permitted Transfers.  The restrictions contained in this
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paragraph 4 will not apply with respect to transfers of Director Stock (i) pursuant to applicable laws of descent and distribution or (ii) among Director's Family Group (as defined below), provided that the restrictions contained in this paragraph 4 will continue to be applicable to the Director Stock after any such transfer and the transferees of such Director Stock shall agree in writing to be bound by the provisions of this Agreement. "Family Group" means
                                                   ------------
Director's spouse and descendants (whether natural or adopted) and any trust solely for the benefit of Director and/or Director's spouse and/or descendants. Any transferee of Director Stock pursuant to a transfer in accordance with the provisions of this subparagraph 4(b) is herein referred to as a "Permitted Transferee." Upon the transfer of Director Director Stock
      --------------------
pursuant to this paragraph 4(b), Director will deliver a written notice (the "Transfer Notice") to the Company. The Transfer Notice will disclose in
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reasonable detail the identity of the Permitted Transferee(s).

          (c)  Termination of Transfer Restrictions. The provisions of this
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paragraph 4 will terminate upon the occurrence of a Termination Event.

          5.   Additional Restrictions on Transfer.
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          (a) The certificates representing the Director Stock and Option Shares will bear the following legend:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCK OPTION AGREEMENT BETWEEN THE ISSUER (THE "COMPANY") AND A DIRECTOR OF THE COMPANY DATED AS OF _________ __, 1999, A COPY OF WHICH MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          (b) No holder of Director Stock or Options Shares may sell, transfer or dispose of any Director Stock or Option Shares (except pursuant to an effective registration statement under the Securities Act of 1933) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel shall be reasonably acceptable to the Company) that registration under the 1933 Act is not required in connection with such transfer.

          6.   Definition of Director Stock and Option Shares.  For all purposes
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of this Agreement, Director Stock and Option Shares will continue to be Director Stock and Option Shares in the hands of any holder other than Director (except for the Company, the Investors or purchasers pursuant to an offering registered under the 1933 Act or purchasers pursuant to a Rule 144 transaction (other than a Rule 144(k) transaction occurring prior to the time of a closing of a Public Offering (as defined in Section 8 below)), and each such other holder of Director Stock and Option Shares will succeed to all rights and obligations attributable to Director as a holder of Director Stock and Option Shares hereunder. Director Stock and Option Shares will also include shares of the

Company's capital stock issued with respect to shares of Director Stock and Option Shares by way of a stock split, stock dividend or other recapitalization.

          7.   Sale of the Company
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          (a) If the holders of a majority of the shares of the Company's common stock held by the Investors approve (and, in the case of any sale or other fundamental change which requires the approval of the board of directors of a California corporation pursuant to the California General Corporation Law, the Company's board of directors shall have approved such sale) a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all or substantially all of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Independent Third Party or group of Independent Third Parties (an "Approved Sale"), each holder of Director Stock and Option Shares
             -------------
will vote for, consent to and raise no objections against such Approved Sale.
If the Approved Sale is structured as (i) a merger or consolidation, each holder of Director Stock and Options Shares will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) sale of stock, each holder of Director Stock and Option Shares will agree to sell all of his or her shares of Director Stock and Options Shares and rights to acquire shares of Director Stock and Option Shares on the terms and conditions approved by the Company's board of directors and the holders of a majority of the Company's common stock then outstanding. Each holder of Director Stock and Option Shares will take all necessary or desirable actions in connection with the consummation of the Approved Sale as requested by the Company.

          (b) The obligations of the holders of Common Stock with respect to the Approved Sale of the Company are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Sale, each holder of Common Stock will receive the same form of consideration and the same portion of the aggregate consideration that such holders of Common Stock would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the Company's Articles of Incorporation as in effect immediately prior to such Approved Sale; (ii) if any holders of a class of Common Stock are given an option as to the form and amount of consideration to be received, each holder of such class of Common Stock will be given the same option; and (iii) each holder of then currently exercisable rights to acquire shares of a class of Common Stock will be given an opportunity to exercise such rights prior to the consummation of the Approved Sale and participate in such sale as holders of such class of Common Stock.

          (c) If the Company or the holders of the Company's securities enter into any negotiation or transaction for which Rule 506 (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), the holders of Director Stock and Option Shares will, at the request of the Company, appoint a purchaser representative (as such term is defined in Rule 501) reasonably acceptable to the Company. If any holder of Director Stock or Option Shares appoints a purchaser representative designated by the Company, the Company will pay the fees of such purchaser representative, but if any holder of Director Stock or Option Shares declines to appoint the purchaser representative designated by the Company, such holder will appoint another purchaser representative, and such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) Director and the other holders of Director Stock and Option Shares (if any) will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Director Stock and Option Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Common Stock and are not otherwise paid by the Company or the acquiring party. Costs incurred by Director and the other holders of Director Stock and Option Shares on their own behalf will not be considered costs of the transaction hereunder.

          (e) The provisions of this paragraph 7 will terminate upon the closing of a Public Offering (as defined below).

          8.   Public Offering.  In the event that the Company's board of
               ---------------
directors and the holders of a majority of the Company's shares of common stock then outstanding approve an initial public offering and sale of the Company's common stock (a "Public Offering") pursuant to an effective registration
                 ---------------
statement under the 1933 Act, the holders of Director Stock and Option Shares will take all necessary or desirable actions in connection with the consummation of the Public Offering. In the event that such Public Offering is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the Common Stock structure will adversely affect the marketability of the offering, each holder of Director Stock and Option Shares will consent to and vote for a recapitalization, reorganization and/or exchange of the Common Stock into securities that the managing underwriters, the Company's board of directors and holders of a majority of the shares of Common Stock then outstanding find acceptable and will take all necessary or desirable actions in connection with the consummation of the recapitalization, reorganization and/or exchange.

          9.   Holdback Agreement.  No holder of Director Stock or Option Shares
               ------------------
will effect any public sale or distribution (including sales pursuant to Rule 144 of the 1933 Act) of any Director Stock or Option Shares or of any other capital stock or equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such stock or securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten public offering of the Company's common stock, except as part of such underwritten public offering. The restrictions on the transfer set forth in this Section 9 shall continue with respect to each share of Director Stock and Option Shares until the date on which such share has been transferred pursuant to an offering registered under the 1933 Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (other than Rule 144(k)), adopted under the 1933 Act.

          10.  Notices.  Any notice provided for in this Agreement must be in
               -------
writing and must be personally delivered or sent by guaranteed overnight delivery service, to the Investors and Director at the addresses indicated in the Company's records and to the Company at the address indicated below:

     To the Company:

          ChipPAC, Inc.
          3151 Coronado Drive
          Santa Clara, California 95054
          Attn: CEO

     With a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn: Jeffrey C. Hammes, P.C.
                Gary M. Holihan

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or deposited with such delivery service.

          11.  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. In the event that any ruling of any court or governmental authority calls into question the validity of any portion of this Agreement, the parties hereto shall consult with each other concerning such matters and shall negotiate in good faith a modification to this Agreement which would obviate any such questions as to validity while preserving, to the extent possible, the intent of the parties and the economic and other benefits of this Agreement and the portion thereof whose validity is called into question.

          12.  Complete Agreement.  This Agreement embodies the complete
               ------------------
agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          13.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts (any one of which may be delivered by facsimile), each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

          14.  Successors and Assigns.  This Agreement is intended to bind and
               ----------------------
inure to the benefit of and be enforceable by Director, the Company, the Investors and their respective successors and assigns, provided that Director may not assign any of his or her rights or obligations, except as expressly provided by the terms of this Agreement.

          15.  GOVERNING LAW. ALL ISSUES CONCERNING THE ENFORCEABILITY, VALIDITY
               -------------
AND BINDING EFFECT OF THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF CALIFORNIA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF CALIFORNIA. EACH OF THE PARTIES HERETO SUBMITS TO THE JURISDICTION IN ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF CALIFORNIA AND WAIVES ANY CLAIM OF IMPROPER JURISDICTION OR LACK OF VENUE IN CONNECTION WITH ANY CLAIM OR CONTROVERSY WHICH MAY BE BROUGHT IN CONNECTION WITH THIS AGREEMENT. EACH OF THE PARTIES HERETO MAINTAINS SUBSTANTIAL CONTACTS WITH THE STATE OF CALIFORNIA, AND A SIGNIFICANT PORTION OF THE PARTIES' RELATIONSHIP SHALL BE CARRIED OUT IN THE STATE OF CALIFORNIA, BY REASON OF THE COMPANY'S SANTA CLARA, CALIFORNIA FACILITY. EACH PARTY AGREES THAT THE COVENANTS PROVIDED IN THIS SECTION 15 ARE A MATERIAL INDUCEMENT TO EACH PARTY TO ENTER INTO THIS AGREEMENT, AND EACH PARTY RELIED ON SUCH COVENANTS IN ENTERING INTO THIS AGREEMENT.

          16.  Remedies.  The parties hereto acknowledge and agree that money
               --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          17.  Effect of Transfers in Violation of Agreement.  The Company will
               ---------------------------------------------
not be required (a) to transfer on its books any shares of Director Stock or Option Shares which have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares, to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares have been transferred in violation of this Agreement.

          18.  Amendments and Waivers.  Any provision of this Agreement may be
               ----------------------
amended or waived only with the prior written consent of the board of directors of the Company, the Investors who hold 70% of the Common Stock held by the Investors, and Director; provided that in the event that such amendment or waiver would adversely affect an Investor or a group of Investors in a manner different than any other Investor, then such amendment or waiver will require the consent of such Investor or a majority of the Common Shares held by such group of Investors adversely affected.

          19.  Third Party Beneficiaries.  The parties hereto acknowledge and
               -------------------------
agree that the Investors are third party beneficiaries of this Agreement. This Agreement will inure to the benefit of and be enforceable by the Investors and their respective successors and assigns.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


                         CHIPPAC, INC.


                         By:  _______________________________

                         Its: _______________________________



                         ____________________________________
                         Employee Name

                                                                       Exhibit B
                                                                       ---------

                                    CONSENT

          The undersigned spouse hereby acknowledges that I have read the following agreements to which my spouse is a party:

          .         1999 ChipPAC, Inc. Stock Purchase and Option Plan
          .         Tranche I Stock Option Agreement

and that I understand their contents. I am aware that the such agreements provide for the repurchase of my spouse's shares of capital stock of ChipPAC, Inc. (the "Company") under certain circumstances and impose other restrictions
           -------
on such capital stock. I agree that my spouse's interest in the capital stock is subject to the agreements referred to above and the other agreements referred to therein and any interest I may have in such capital stock shall be irrevocably bound by these agreements and the other agreements referred to therein and further that my community property interest (if any) shall be similarly bound by these agreements.

          The undersigned spouse irrevocably constitutes and appoints Employee Name, who is the spouse of the undersigned spouse (the "Shareholder") as the
                                                        -----------
undersigned's true and lawful attorney and proxy in the undersigned's name, place and stead to sign, make, execute, acknowledge, deliver, file and record all documents which may be required, and to manage, vote, act and make all decisions with respect to (whether necessary, incidental, convenient or otherwise), any and all shares of capital stock of the Company in which the undersigned now has or hereafter acquires any interest and in any and all shares of the Company now or hereafter held of record by the Shareholder (including but not limited to the right, without further signature, consent or knowledge of the undersigned spouse, to exercise or not to exercise any and all options under any appropriate agreements and to exercise amendments and modifications of and to terminate the foregoing agreements and to dispose of any and all such shares of capital stock and options), with all powers the undersigned spouse would possess if personally present, it being expressly understood and intended by the undersigned that the foregoing power of attorney and proxy is coupled with an interest; and this power of attorney is a durable power of attorney and will not be affected by disability, incapacity or death of the Shareholder, or dissolution of marriage and this proxy will not terminate without consent of the Shareholder and the Company:


Shareholder:                            Spouse of Shareholder:
-----------                             ---------------------

__________________________              __________________________________
Signature                               Signature

__________________________              __________________________________
Printed Name                            Printed Name

__________________________              __________________________________
Dated                                   Dated